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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report included in or made a part of this Amendment No. 1 to Registration Statement on Form S-4.


ARTHUR ANDERSEN LLP

January 14, 1998


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